Long Island’s Premier Community Bank

www.astoriafederal.com

Investor Presentation

Third Quarter Ended

September 30, 2008

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors
(many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business;
changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

  NYSE:  AF

Corporate Profile

$22.2 billion in assets

•      $16.7 billion in loans

$13.1 billion in deposits

8.2% deposit market share in Long Island market

          –  Largest thrift depository

Insider & ESOP stock ownership: 22%

Corporate Governance: AF outperformed 95% of all banks in
the S&P Banks industry group *

Solid and seasoned management team

15 years as a public company – enhancing shareholder value

All figures in this presentation are as of September 30, 2008, except as noted.

* Source:  ISS as of September 1, 2008

•      Operating income of $41.4 million, or $0.46 per share, up 24%
          from 2Q08, 17% from 3Q07*

•      Margin increased 25 basis points from 2Q08, 48 basis points from 3Q07, to 2.06%

•      Earning assets increased 7%, annualized

•      Loan portfolio increased 13%, annualized

•      1-4 Family loan portfolio increased 18%, annualized

3Q08 Highlights

*  Operating income and operating EPS, representing net income and EPS determined in accordance with generally accepted accounting principles (“GAAP”)
excluding the effects of the after-tax, non-cash OTTI charge, provide a more meaningful comparison for effectively evaluating Astoria’s operating results.  For a reconciliation of operating income and operating EPS to GAAP net income and EPS, please refer to the table on page 40.

(In Billions)

       12/31/99  09/30/08

Loans

Securities

         12/31/99  09/30/08

Deposits

Borrowings

vs.

Assets

Liabilities

        12/31/99  09/30/08

        12/31/99  09/30/08

vs.

Focus on Deposit & Loan Growth

(In Billions)

(In Billions)

Total Assets: $22,696,536

At December 31, 1999

Assets

Assets

Liabilities & Shareholders’ Equity

Liabilities & Shareholders’ Equity

Total Assets: $22,173,450

At September 30, 2008

Improving Balance Sheet Quality

($ in thousands)

($ in thousands)

Primarily short-term, 5/1 jumbo prime hybrid ARMs for portfolio

           No sub-prime, negative amortization or payment option ARM lending

                    Average loan amount for first nine months of 2008 production = $680,000

                    Average LTV on YTD 09/30/08 production = 58%

                    Average LTV on total 1-4 family loan portfolio = <64%*

Multiple delivery channels provide flexibility & efficiency

                    Retail**

                    Commissioned brokers covering 19 states**

                    Third party originators – correspondents covering 20 states**

Secondary marketing capability

           Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

Geographically diversified portfolio

           Reduces lending concentrations

1-4 Family Mortgage Lending

*  Based on current principal balances and original appraised values.

** All loans underwritten to Astoria’s stringent standards.  Includes Washington, D.C.

Geographic Composition of 1-4 Family Loan Portfolio

At September 30, 2008

Total 1-4 Family Loan Portfolio

$12.4 Billion

By Product Type

(In Billions)

$5.6B

$3.2B

$3.3B

$2.7B

$3.8B

1-4 Family Mortgage Loan Originations

11

$3.3B

Net portfolio growth:

($238.3) M

+$83.7 M

+$703.2 M

+$456.2 M

+$1.4 B

+$731.0 M

Weighted Avg. Portfolio

Coupon at Period End

5.26%

5.05%

5.19%

5.48%

5.70%

5.65%

Fewer participants

Tighter underwriting standards

Wider spreads

More volume

1-4 Family Mortgage Lending:

Positive Environment for Quality Portfolio Growth

•        Limited credit risk

                        Conservative underwriting, top quality loans, low LTVs

                        No sub-prime, negative amortization or payment option ARM
            lending

Non-performing assets: $187 million or 0.84% of total assets

                        No geographic concentration of NPLs

                           Net charge-offs of $8.5 million in 3Q08, $16.6 million for nine-months 2008

•       Top quality MBS portfolio

                        Primarily GSE, agency or ‘AAA’ rated

Asset Quality Focus

I

•            One year gap:  -22.43%

                               $1.7 billion of CDs* scheduled to mature over the next three months with a weighted average rate of 4.11%. CDs were issued or repriced during the third quarter 2008 with a weighted average rate of
                  3.64%

•            Key balance sheet components

                                Short-term hybrid adjustable-rate mortgage loan portfolio

                               Short weighted average life MBS portfolio

                 Offset by:

                              Large, low-cost checking, savings and money market deposit base –
                  provides natural hedge against rising rates

                               Medium- to long-term CDs

                            Borrowings – as needed

Interest Rate Risk Management

*    Excludes Liquid CDs

•        $13.1 billion in deposits, 85 banking office network

                              Serving the Long Island market since 1888

•        Low cost/stable source of funds – average cost: 2.84%*

•        $12.2 billion, or 93%, of total deposits emanate from within

            5 miles of a branch

•        Banking offices with high average deposits contribute to
             efficiency

                              Long Island Offices (82) – Nassau (28), Queens (17), Suffolk (25),
             Brooklyn (12) – Average Deposits of $153 Million

                              Westchester Offices (3) – Average Deposits of $180 Million

•  Alternative delivery channels

                              ATM’s, telephone and Internet banking

* For the quarter ended September 30, 2008

Leading Retail Banking Franchise

TOTAL 4 COUNTY POPULATION: 7,661,593

Source: SNL Financial LC (as of June 30, 2008)

Kings County (Brooklyn)

Population: 2,548,982

Median household income: $43,514

Deposits: $1.6 billion

Branches: 12

Market share: 5%

Rank: #2 thrift, #6 all banks

Queens County

Population: 2,279,742

Median household income: $57,409

Deposits: $3.1 billion

Branches: 17

Market share: 8%

Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,334,459

Median household income: $100,150

Deposits: $5.1 billion

Branches: 28

Market share: 10%

Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,498,410

Median household income: $86,495

Deposits: $3.1 billion

Branches: 25

Market share: 9%

Rank: #1 thrift, #3 all banks

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking :

#1- all thrifts,  #4- all banks

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Reflects one branch closed in 3Q08

Source:  FDIC Summary of Deposits.  Data as of June 30, 2008.  Top 8 represents institutions with deposits exceeding $5 Billion.

The combined population of these four counties (7.7 million) exceeds the population of 38 individual U.S. states

Strong Position in Core Market

(1)

2007 & 2008 deposits have been adjusted to include the effect of merger and acquisition activity and pending transactions.

(2)   An increase of 51 branches to the Total Core Market during the 12 months ended June 30, 2008.

21

($ in millions)

June 08/07

Market

Deposits

Institution

Growth

(1)

Share

Per Branch

1

Chase

$

38,034

$

(1,892)

24.3

%

404

$94

2

Citibank

19,818

1,451

12.7

139

143

3

Capital One

18,875

(2,545)

12.1

202

93

4

ASTORIA*

12,802

(296)

8.2

82

156

5

HSBC

10,461

505

6.7

94

111

6

NY Community

10,069

(351)

6.4

129

78

7

TD Bank

7,233

1,197

4.6

60

121

8

Bank of America

5,360

110

3.4

122

44

     Total - Top 8

$

122,652

$

(1,821)

78.5

%

1,232

$100

     Total - Core Market

$

156,300

$

(11)

100.0

%

1,690

(2)

$92

Deposits

(1)

Branches

# of

Brooklyn, Queens, Nassau and Suffolk

Market Share Trend 1999 - 2008

Note: Data adjusted to include the effect of merger and acquisition activity.

22

* Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Reflects one branch closed in 3Q08

Source:  FDIC Summary of Deposits.  Data as of June 30, 2008.  Top 8 represents institutions with deposits exceeding $5 Billion.

($ in millions)

June 2008

June 99-08

Market

Market Share

Change in #

Institution

Deposits

$

Growth

%

Share

Gain/(Loss)

of Branches

1

TD Bank

$

7,233

$

7,233

100.0

%

4.6

%

4.6

%

60

2

Citibank

19,818

5,977

43.2

12.7

0.2

(18)

3

ASTORIA*

12,802

3,608

39.2

8.2

(0.1)

(2)

4

NY Community

10,069

2,026

25.2

6.4

(0.8)

29

5

Chase

38,034

9,914

35.3

24.3

(0.9)

46

6

HSBC

10,461

1,930

22.6

6.7

(1.0)

(6)

7

Capital One

18,875

1,498

8.6

12.1

(3.5)

7

8

Bank of America

5,360

(2,578)

(32.5)

3.4

(3.7)

(2)

     Total - Top 8

$

122,652

$

29,608

31.8

%

78.5

%

(5.1)

%

+ 114

     Total - Core Market

$

156,300

$

44,957

40.4

%

100.0

%

+ 306

* Note:     59% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

  At September 30, 2008

Total - $13.1 Billion

*Retail CDs: $8.5B

  Rate: 3.92%

Money Market: $0.3B

Rate: 1.06%

Savings: $1.8B

Rate: 0.40%

*Liquid CDs: $1.1B

  Rate: 2.47%

Now/Demand: $1.4B

Rate: 0.06%

Core Community Deposits

*    Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2008.  AF is annualized for the nine months ended September 30, 2008.

      Source: SNL Financial – Median Ratios

(1)   G&A expense ratio represents general and administrative expense divided by average assets.

Low Expense Ratio(1)

We expect the net interest margin will continue to increase in the fourth quarter along with modest earning asset growth. We expect our non-performing assets and loan delinquencies will increase somewhat in the 2008 fourth quarter, but should remain at manageable levels.

Strategies

•             Remain focused

                             Grow loans, deposits and earning assets

                             Capitalize on mortgage banking dislocation

                             Maintain conservative underwriting standards

                             Maintain pricing discipline

                            Use low-cost long-term borrowings opportunistically

•             Maintain superior operating efficiency

•   Tangible capital level target: between 4.50% and 4.75%

Objective:  Produce solid returns

Outlook for Remainder of 2008

www.astoriafederal.com

Addendum

Long Island’s Premier Community Bank

Dividend Growth

CAGR = 23%

*  4Q08 annualized; 5.66% yield, as of November 5, 2008

Cumulative Cash Returned to Shareholders

(In Millions)

$110

$159

$368

$846

$1,121

$501

Over $2.5 billion returned to shareholders in the past 11+ years

$1,382

$1,679

$1,941

$2,284

$2,460

* Amount does not cross foot due to rounding

29

$2,548

Shares

TOTAL

Repurchased:

6.7M

1.0M

12.8M

7.8M

15.5M

10.9M

10.6M

9.1M

6.6M

8.4M

3.0M

0.8M

93.1M*

Average Price:

$12.85

$16.31

$12.48

$10.81

$18.70

$19.32

$18.42

$24.82

$27.49

$29.92

$26.64

$23.96

$19.31

At September 30, 2008

Shares Outstanding: 95,829,245

Ownership Profile

(1)  Branches sold in 1999

(2)  One satellite office closed in 1997

$11,590

86

TOTAL

6,600

35

Long Island Bancorp, Inc.

1998

2,400

14

The Greater NY Savings Bank

1997

1,800

18

Fidelity New York (2)

1995

280

4

Whitestone Savings (RTC)

1990

205

4

Oneonta Federal (1)

1987

25

1

Chenango Federal (1)

1984

100

3

Hastings-on-Hudson Federal

1982

130

5

Citizens Savings (FSLIC)

1979

$       50

2

Metropolitan Federal

1973

Assets

# Branches

Thrift

Year

(in millions)

Acquisition History

Performance based on Enthusiasm, A ctions and Knowledge

“Sales Oriented and Service Obsessed”

              A “needs” based approach to sales rather than “product”
based approach

              Highly interactive program – daily and weekly meetings
create a focus that is shared throughout the branch network

              Incentives for strong performance, both individual and team

Sales – PEAK Process

  Key Findings : Favorably Positioned Against Competitors

•        71% of Astoria customers are highly satisfied

•        71% of Astoria customers are highly likely to recommend

             Astoria to friend/family member

•        Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers

•        Satisfaction with the branch is by far the strongest driver of overall satisfaction –  86% of Astoria customers are highly
satisfied with quality of branch service

Customer Satisfaction

•      Education First

            Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•      Neighborhood Outreach

            Supports local organizations that enrich the communities within our market area

            Over 600 community-based organizations and not-for-profit agencies supported in our markets

•      Results/Recognition

            Six consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities we serve

Community Involvement

Key Initiatives

By Delivery Channel

(In Billions)

$5.6B

$3.2B

$3.3B

$2.7B

$3.8B

1-4 Family Mortgage Loan Originations

$3.3B

Geographic Composition of 1-4 Family Originations

Total 1-4 Family Loan Originations

$3.3 Billion

For the nine months ended September 30, 2008

Long Island Savings Bank Claim

–         On October 6, 2008, the U.S. Supreme Court declined to
consider reinstating a $436 million award to Astoria Financial
Corporation stemming from Government assisted acquisitions
in the early 1980’s.  No portion of the $436 million award was recognized in our consolidated financial statements.

Fidelity NY Claim

–         On January 8, 2008, the U.S. Court of Federal Claims awarded
Astoria $16.0 million in damages. The U.S. government has
appealed such action.

Goodwill Claims - Update

(1)

-

-

-

-

-

Initial Public Offering

-

IPO

Non-Performing Loan

-

NPL

Mortgage Bankers Association

-

MBA

Office of Thrift Supervision

-

OTS

Mortgage-Backed Securities

Net Interest Margin

-

-

MBS

NIM

Loan-To-Value Ratio

-

LTV

Institutional Shareholder Services

-

ISS

Compounded Annual Growth Rate

-

CAGR

Government Sponsored Enterprise

-

GSE

Employee Stock Ownership Plan

-

ESOP

Commercial Real Estate

-

CRE

Adjustable Rate Mortgage

-

ARM

Glossary

Long Island’s Premier Community Bank

www.astoriafederal.com